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EXHIBIT 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the annual report of Liquidity Services, Inc. (the "Company") on Form 10-K for the fiscal year ended September 30, 2016 as filed with the Securities and Exchange Commission, I, Michael Sweeney, Chief Accounting Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 21, 2016	/s/ MICHAEL SWEENEY Michael Sweeney Vice President and Chief Accounting Officer

        THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND IS NOT BEING FILED AS PART OF THE FORM 10-K OR AS A SEPARATE DISCLOSURE DOCUMENT.

        A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO LIQUIDITY SERVICES, INC. AND WILL BE RETAINED BY LIQUIDITY SERVICES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

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  EXHIBIT 32.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002